BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	
TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399	TIN# 74-3032742 Loan Number 6512357393 Date 02-14-2008 Maturity Date 01-16-2009 Loan Amount $5,100,000.00 Renewal Of 6512357393 DB/CC
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of FIVE MILLION ONE HUNDRED THOUSAND AND NO/100 Dollars $ 5,100,000.00

☐ **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

☒ **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On 02-14-2008 I will receive the amount of $ ______ and future principal advances are contemplated.

Conditions: The conditions for future advances are UPON WRITTEN REQUEST OF BORROWER PENDING LOAN OFFICER APPROVAL

☒ **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 01-16-2009.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 02-14-2008 at the rate of 8.000 % per year until 02-15-2008.

☒ **Variable Rate:** This rate may then change as stated below.

☒ **Index Rate:** The future rate will be EQUAL TO the following index rate: U.S. PRIME RATE IS THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE 30 LARGEST U.S. BANKS. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐ **Ceiling Rate:** The interest rate ceiling for this note is the ______ ceiling rate announced by the Credit Commissioner from time to time.

☒ **Frequency and Timing:** The rate on this note may change as often as EVERY DAY BEGINNING 02-15-2008.

A change in the interest rate will take effect ON THE FOLLOWING DAY.

☒ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than N/A % or less than 8.000 %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☒ The amount of the final payment will change.

☐ ______.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☒ at a rate equal to MAXIMUM LEGAL RATE.

☐ **LATE CHARGE:** If a payment is made more than ______ days after it is due, I agree to pay a late charge of ______.

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ______.

PAYMENTS: I agree to pay this note as follows:

ON DEMAND, BUT IF NO DEMAND IS MADE THEN MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 03-16-2008 AND PRINCIPAL DUE ON 01-16-2009. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE. THE FINAL PAYMENT MAY ALSO CHANGE.

ADDITIONAL TERMS:

☒ **SECURITY:** This note is separately secured by (describe separate document by type and date):

SECURITY AGREEMENT DATED FEBRUARY 14, 2008

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PURPOSE: The purpose of this loan is PROVIDE PERIODIC WORKING CAPITAL SUPPORT AS NECESSARY.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

Signature for Lender

~~DAVID BATY, EXEC. VICE PRESIDENT~~

DON R. REAVIS, PRES.

TXP CORPORATION

MICHAEL C. SHORES, PRESIDENT

DEFINITIONS: As used on page 1, "☒" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Texas will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default on this loan and any agreement securing this loan if any one or more of the following occurs:

(1) I fail to perform any obligation which I have undertaken in this note or any agreement securing this note;
(2) you, in good faith, believe that the prospect of payment or the prospect of my performance of any other of my obligations under this note or any agreement securing this note is impaired; or
(3) I fail to pay, or keep any promise, on any debt or agreement I have with you unless otherwise prohibited by law.

If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of my debt under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4) You may refuse to make advances to me or allow purchases on credit by me.
(5) You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest);
(3) give notice that amounts due have not been paid (notice of dishonor);
(4) give notice of intent to accelerate; or
(5) give notice of acceleration.

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER'S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	

TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Line of Credit No. 6512357393 Date 02-14-2008 Max. Credit Amt. 5,100,000.00 Loan Ref. No. 6512357393

You have extended to me a line of credit in the
AMOUNT of FIVE MILLION ONE HUNDRED THOUSAND AND NO/100 $ 5,100,000.00.

You will make loans to me from time to time until 3:00 P.m. on 01-16-2009. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

[X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;

e. THE OUTSTANDING PRINCIPAL BALANCE OF THE LINE OF CREDIT WOULD EXCEED THE BORROWING BASE (BORROWING BASE BEING DEFINED AS 80% OF THE VALUE OF CHARLES SCHWAB & CO., INC. CASH BROKERAGE ACCOUNT #60347514 I/N/O JAMES R VON EHR II)
F. AN EVENT OF DEFAULT HAS OCCURED UNDER THE CONSUMER SECURITY AGREEMENT SIGNED BY JAMES R. VON EHR II.

[ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______ $ ______.

Subject to the obligatory or discretionary limitations above, this line of credit is:

[X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

[ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 02-14-2008, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
UPON WRITTEN REQUEST OF BORROWER PENDING LOAN OFFICER APPROVAL

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

[X] security agreement dated 02-14-2008 [ ]
[ ] mortgage dated [ ]
[X] guaranty dated 02-14-2008 [ ]

4. REMEDIES: If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.
By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

e. COLLATERAL VALUE TO BE MONITORED ON A MONTHLY BASIS VIA THE RECEIPT OF BROKERAGE ACCOUNT STATEMENTS.

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

~~DAVID BATY~~ DON R. REAVIS
Title ~~EXEC. VICE~~ PRESIDENT

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

MICHAEL C. SHORES, PRESIDENT

TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** Includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** Includes the lender, its successors and assigns.	Loan File Number 6512357393 Date 02-14-2008 Loan Amount $5,100,000.00 Maturity Date 01-16-2009 Renewal Of 6512357392 TIN# 74-3032742

DB/CC

DISCLAIMER OF ORAL AGREEMENTS

The Borrower, any other obligor, and Lender, hereinafter the Parties, have entered into a transaction generally described as LOAN #6512357393 I/N/O TXP CORPORATION. In conjunction with this transaction the Parties have executed one or more promissory notes, assignments, security agreements, guaranty agreements, mortgages, deeds of trust or other documents. It is the intention of the Parties that this Disclaimer be incorporated by reference into each of the documents so executed for this transaction.

The Parties warrant and represent that the entire agreement made between the Parties is contained within the executed documents, as amended and supplemented hereby, and that no agreements or promises exist between the Parties that are not reflected in the language of the various documents executed in conjunction with this transaction.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND, TO THE EXTENT PERMITTED BY LAW, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Borrower MICHAEL C. SHORES, PRESIDENT

Borrower

MICHAEL C. SHORES

Lender ~~DAVID BATY, EXEC. VICE PRESIDENT~~ DON R. REAVIS, PRES.

CORPORATE AUTHORIZATION RESOLUTION

FIRST BANK OF CANYON CREEK
AN AFFILIATE OF FNB CROCKETT
P. O. BOX 833399
RICHARDSON, TX 75083-3399

Referred to in this document as "Financial Institution"

By: TXP CORPORATION
1299 COMMERCE DRIVE
RICHARDSON, TX 75081

Referred to in this document as "Corporation"

I, ROBERT C RYAN, certify that I am Secretary (clerk) of the above named corporation organized under the laws of NEVADA, Federal Employer I.D. Number 74-3032742, engaged in business under the trade name of TXP CORPORATION, and that the resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on ______________ (date). These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

Name and Title or Position	Signature	Facsimile Signature (if used)
A. MICHAEL C. SHORES, PRESIDENT	X [signature]	X
B.	X	X
C.	X	X
D.	X	X
E.	X	X
F.	X	X

POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.)

Indicate A, B, C, D, E, and/or F	Description of Power	Indicate number of signatures required
	(1) Exercise all of the powers listed in this resolution.	
	(2) Open any deposit or share account(s) in the name of the Corporation.	
	(3) Endorse checks and orders for the payment of money or otherwise withdraw or transfer funds on deposit with this Financial Institution.	
A	(4) Borrow money on behalf and in the name of the Corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.	1
	(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.	
	(6) Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box in this Financial Institution.	
	(7) Other	

LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated ______________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same. (Apply seal below where appropriate.)

☐ If checked, the Corporation is a non-profit corporation.

In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on 02-14-2008 (date).

Attest by One Other Officer

[signature] Secretary
ROBERT C RYAN

RESOLUTIONS

The Corporation named on this resolution resolves that,

(1) The Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this resolution.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by the Financial Institution. Any and all prior resolutions adopted by the Board of Directors of the Corporation and certified to the Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, until the Financial Institution receives and acknowledges an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of a resolution must be accompanied by documentation, satisfactory to the Financial Institution, establishing the authority for the changes.

(3) The signature of an Agent on this resolution is conclusive evidence of their authority to act on behalf of the Corporation. Any Agent, so long as they act in a representative capacity as an Agent of the Corporation, is authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated on page one, from time to time with the Financial Institution, subject to any restrictions on this resolution or otherwise agreed to in writing.

(4) All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of the Corporation with the Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(5) The Corporation agrees to the terms and conditions of any account agreement, properly opened by any Agent of the Corporation. The Corporation authorizes the Financial Institution, at any time, to charge the Corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on the Financial Institution, so long as they contain the required number of signatures for this purpose.

(6) The Corporation acknowledges and agrees that the Financial Institution may furnish at its discretion automated access devices to Agents of the Corporation to facilitate those powers authorized by this resolution or other resolutions in effect at the time of issuance. The term "automated access device" includes, but is not limited to, credit cards, automated teller machines (ATM), and debit cards.

(7) The Corporation acknowledges and agrees that the Financial Institution may rely on alternative signature and verification codes issued to or obtained from the Agent named on this resolution. The term "alternative signature and verification codes" includes, but is not limited to, facsimile signatures on file with the Financial Institution, personal identification numbers (PIN), and digital signatures. If a facsimile signature specimen has been provided on this resolution, (or that are filed separately by the Corporation with the Financial Institution from time to time) the Financial Institution is authorized to treat the facsimile signature as the signature of the Agent(s) regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file. The Corporation authorizes each Agent to have custody of the Corporation's private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key. The Financial Institution shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing.

Pennsylvania. The designation of an Agent does not create a power of attorney; therefore, Agents are not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code) unless the agency was created by a separate power of attorney. Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code).

FOR FINANCIAL INSTITUTION USE ONLY

Acknowledged and received on ______________ (date) by _______ (initials) ☐ This resolution is superseded by resolution dated _____________ .

Comments:

FR U-1
OMB No. 7100-0115
Approval expires March 31, 2008

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

Statement of Purpose for an Extension of Credit Secured by Margin Stock (Federal Reserve Form U-1)

FIRST BANK OF CANYON CREEK, AN AFFILIATE OF FNB CROCKETT, P. O. BOX 833399, RICHARDSON, TX 75083-3399
Name of Bank

This report is required by law (15 U.S.C. §§ 78g and 78w; 12 CFR 221).

The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid OMB control number.

Public reporting burden for this collection of information is estimated to average 10 minutes per response, including the time to gather and maintain data in the required form and to review instructions and complete the information collection. Send comments regarding this burden estimated or any other aspect of this collection of information, including suggestions for reducing this burden to: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, DC 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0011), Washington, DC 20503.

Instructions

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of most mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

Part I To be completed by borrower(s)

1. What is the amount of the credit being extended? $ 5,100,000.00

2. Will any part of this credit be used to purchase or carry margin stock? ☐ Yes ☒ No

If the answer is "no," describe the specific purpose of the credit. PROVIDE PERIODIC WORKING CAPITAL SUPPORT AS NECESSARY

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

TXP CORPORATION

Signed:	Signed:
Borrower's signature Date	Borrower's signature Date
MICHAEL C. SHORES, PRESIDENT Print or type name	Print or type name

This form should not be signed if blank.

A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation U will also violate Federal Reserve Regulation X, "Borrowers of Securities Credit."

Part II To be completed by bank only if the purpose of the credit is to purchase or carry margin securities (Part I(2) answered "yes").

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

No. of shares	Issue	Market price per share	Date and source of valuation (See note below)	Total market value per issue

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

Principal amount	Issue	Market price	Date and source of valuation (See note below)	Total market value per issue

3. List other collateral including nonmargin stock securing this credit.

Describe briefly	Market price	Date and source of valuation (See note below)	Good faith loan value

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

Part III To be signed by a bank officer in all instances.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

Signed:
[signature]
Bank officer's signature

Date

~~EXEC. VICE~~ PRESIDENT
Title

~~DAVID BATY~~ DON R REAVIS
Print or type name

*To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

This form must be retained by the lender for three years after the credit is extinguished.

GUARANTY

RICHARDSON , TEXAS
(City) (State)

FEBRUARY 14, 2008

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST BANK OF CANYON CREEK, AN AFFILIATE OF FNB CROCKETT (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of TXP CORPORATION

(herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A. If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ______ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): LOAN #6512357393 IN/O TXP CORPORATION.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Indebtedness and securing the payment of the Indebtedness, and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated ______;
☐ secured by ______.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

MICHAEL C. SHORES

"Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. Until the obligations of the Borrower to Lender have been paid in full, the Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS
JAMES R. VON EHR II 3510 TREE TRUNK TRAIL RICHARDSON, TX 75082	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399

☐ If checked, refer to the attached addendum for additional Debtors and their signatures.

CONSUMER SECURITY AGREEMENT

The date of this Consumer Security Agreement (Agreement) is 02-14-2008. Unless otherwise indicated in writing to you, my address listed above is my principal residence. The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me," and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts. Where Debtor is not the Borrower under the Secured Debts, "I," "me," and "my" refer to the owner of the Property subject to this Agreement and "Borrower" refers to the obligor on the Secured Debts.

SECURED DEBTS. This Agreement will secure all sums advanced by you under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one): ☐ I ☒ TXP CORPORATION (Borrower) owe(s) to you:

☒ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications and replacements *(describe)*: LOAN #6512357393I/N/O TXP CORPORATIONI/A/O $5,100,000REPLACING LOAN #6512357392I/N/O TXP CORPORATIONI/A/O $3,500,000.

☐ **All Debts. If checked, the Property may also serve as collateral for future advances.** All present and future debts, even if this Agreement is not referenced in the debt instrument, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. Nothing in this Agreement is a commitment to make future loans or advances. This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission, or any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising out of the Property; and any collections and distributions on account of the Property.

PROPERTY DESCRIPTION. The Property is all the collateral given to secure the Secured Debts and is described as follows:
CHARLES SCHWAB & CO., INC. CASH BROKERAGE ACCOUNT #60347514I/N/O JAMES R. VON EHR II, PLEDGED ASSET ACCOUNT.

ADDITIONAL TERMS: I AGREE THAT YOU ARE NOT OBLIGATED TO EXTEND LOAN PROCEEDS TO THE BORROWER UNDER THE SECURED DEBTS IF THE OUTSTANDING LOAN BALANCE WOULD EXCEED THE BORROWING BASE, WHICH IS DEFINED AS 80% OF THE VALUE OF THE PROPERTY (CHARLES SCHWAB & CO., INC. CASH BROKERAGE ACCOUNT #60347514I/N/O JAMES VON EHR II). FURTHERMORE, I AGREE THAT IF THE OUTSTANDING LOAN BALANCE UNDER THE SECURED DEBTS EVER EXCEEDS THE BORROWING BASE, I WILL IMMEDIATELY PLEDGE ADDITIONAL COLLATERAL TO YOU, OR PROVIDE CASH FUNDS TO REDUCE THE OUTSTANDING LOAN BALANCE OF THE SECURED DEBTS, SO THAT THE OUTSTANDING LOAN BALANCE DOES NOT CONTINUE TO EXCEED THE BORROWING BASE. I ALSO AGREE THAT THE PROPERTY WILL ALWAYS CONTAIN A MINIMUM OF 4 PUBLICLY TRADED STOCKS, OR CASH IN PLACE OF ONE OR MORE OF THESE STOCKS, AND THAT THE VALUATION (DEFINED AS NUMBER OF SHARES MULTIPLIED BY PER SHARE PRICE) OF EACH STOCK WILL NEVER BE LESS THAN $425,000.00. I MAY SELL/CONVERT ONE OR MORE OF THE STOCK(S) SUCH THAT CASH WILL BE SUBSTITUTED AS COLLATERAL WITHIN THE PROPERTY.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Notice to the Consumer - Do not sign this document before you read it or if it contains any blank spaces. You are entitled to a copy of the document you sign. If this Agreement creates a purchase money lien on a manufactured home, under the law you have the right to pay off in advance the full amount due and, if interest is precomputed, obtain a substantial refund of the credit charge. Keep this document to protect your legal rights.

SIGNATURES. I agree to the terms on pages 1 and 2 of this Agreement and acknowledge receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
[signature] JAMES R. VON EHR II	FIRST BANK OF CANYON CREEK, AN AFFILIATE OF FNB CROCKETT [signature] ~~DAVID BATY~~ DON R REAVIS ~~EXEC. VICE~~ PRESIDENT

GENERALLY. This Agreement is governed by the laws of the state in which you are located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which you are located, unless otherwise required by law. My obligations under this Agreement are independent of the obligations of any other Debtor. You may sue me individually or together with any other Debtor. You may release any part of the Property and I will remain obligated under this Agreement for the remaining Property. The duties and benefits of this Agreement will bind and benefit the successors and assigns of me and you. No modification of this Agreement is effective unless made in writing and signed by me and you. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable. Whenever used, the plural includes the singular and the singular includes the plural. Section headings are for convenience only and should not be used to define or interpret the terms of this Agreement. Time is of the essence.

NAME AND LOCATION. My name and address indicated on page 1 are my exact legal name and my principal residence. I will provide you with at least 30 days notice prior to changing my name or principal residence.

WARRANTIES AND REPRESENTATIONS. I have the power and authority to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing me or my property, or to which I am a party.

I own all of the Property, unless otherwise agreed and disclosed to you in writing. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. I will protect the Property and your interest against any competing claim. Except as otherwise provided in this Agreement, I will keep the Property in my possession at the address indicated on page 1 of this Agreement. I will keep the Property in good repair and use it only for personal, family, or household purposes. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure. I will immediately inform you of any loss or damage to the Property. You have the right of reasonable access to inspect the Property.

I will keep books, records, and accounts about the Property and my assets in general, to which I will allow you reasonable access. I will pay all taxes and assessments levied or assessed against me or the Property. I will not sell, lease, license, or otherwise transfer or encumber the Property without your prior written consent. You do not authorize any sale or other disposition of the Property. Any sale or disposition you do not authorize will violate your rights.

If I pledge the Property to you (deliver the Property into your, or your designated third party's, possession or control), I will, upon receipt, deliver any proceeds and products of the Property to you. I will provide you with any notices, documents, financial statements, reports, and other information relating to the Property I receive as the owner of the Property.

INSURANCE. **I agree to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. I may provide the required insurance through an existing policy of insurance that I own or control, or through a policy that I buy from an insurance company authorized to do business in Texas.** I have free choice in the selection of insurance company, subject to applicable law. I will give you and the insurance company immediate notice of any loss. You may apply the insurance proceeds toward what is owed on the Secured Debts. If the insurance proceeds do not cover the amounts I owe you, I will pay the difference. You may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If you acquire the Property in damaged condition, my rights to any insurance policies and proceeds will pass to you to the extent of the Secured Debts. I will immediately notify you of cancellation or termination of insurance.

COLLATERAL PROTECTION INSURANCE NOTICE

As part of this Agreement, I am giving you a security interest in the Property described on page 1. I am required to maintain insurance on the Property in the amount you specify, subject to applicable law. I agree to purchase the collateral insurance from an insurer authorized to do business in Texas or an eligible surplus lines insurer to the extent permitted by law. I will name you as loss payee under the policy. I may be required to deliver to you a copy of the collateral protection insurance policy and proof of payment of premiums. If I fail to meet any of these requirements, you may obtain collateral protection insurance on my behalf. You are not required to purchase any type or amount of insurance. You may obtain replacement cost insurance if authorized under applicable law, subject to policy limits. If you purchase insurance for the Property, I will be responsible for the cost of that insurance, including interest and any other charges incurred by you in connection with the placement of collateral protection insurance to the extent permitted by law. I understand that insurance you obtain may cost significantly greater than the cost of insurance I could have obtained. Amounts that I owe are due and payable upon demand or on such other terms as you require to the extent permitted by law.

AUTHORITY TO PERFORM. I authorize you to do anything, except appear in a judicial proceeding, you deem reasonably necessary to protect the Property and your security interest in the Property. If I fail to perform any of my duties under this Agreement, you are authorized, after providing me with any required notice and opportunity to perform, to perform the duties or cause them to be performed and add the costs of performance to the Secured Debts. These authorizations include, but are not limited to, permission to pay for the repair, maintenance and preservation of the Property and taking any action to obtain or preserve the benefits and rights of the Property. Your authority to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Agreement. If you come into actual or constructive possession of the Property, you will preserve and protect the Property to the extent required by law. Your duty of care with respect to the Property will be satisfied if you exercise reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

PURCHASE MONEY SECURITY INTEREST. If this is a purchase money loan (the loan proceeds are used to purchase the collateral), I authorize you, at your option, to disburse the loan proceeds directly to the seller of the Property. The portion of the Property purchased with loan proceeds will remain subject to your purchase money security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, then payments will be applied in the order you select. No security interest will be terminated by application of this formula.

RESIDENTIAL PROPERTY. If the Property subject to this Agreement includes a residence, the existence of a default and your remedies for default will be determined by applicable law and, to the extent not prohibited by law, this Agreement.

DEFAULT. Subject to any limitations in the RESIDENTIAL PROPERTY section, I will be in default if:

(1) I (or Borrower, if not the same) fail to make a payment in full when due;

(2) I fail to perform any other obligation (or I do something I agreed not to do) under this Agreement that causes you to reasonably believe that the prospect of payment, performance, or realization of the Property is significantly impaired.

REMEDIES. After I default, and after you give any legally required notice and opportunity to cure the default, you may:

(1) make all or any part of the Secured Debts due, including sums advanced under the terms of this Agreement, and accrue interest at the highest contract interest rate;

(2) use any and all remedies you have under any instrument or agreement evidencing or pertaining to the Secured Debts;

(3) use any available remedies allowed by state or federal law;

(4) require me to gather the Property and make it available to you in a reasonable fashion (unless prohibited by law).

If you repossess the Property, you may keep or dispose of the Property as provided by law. You may apply the proceeds of any disposition first to your expenses of collection and enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Unless prohibited by law, and following any required explanation of deficiency, I (or Borrower, if not the same) will be liable for the deficiency if what you receive from the sale does not satisfy the Secured Debts.

By choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default by electing not to use any remedy.

PERFECTION OF SECURITY INTEREST. I authorize you to file a financing statement covering the Property. I agree to comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

NOTICE AND ADDITIONAL DOCUMENTS. Where a notice is required, I agree that 10 days prior written notice will be reasonable notice to me under the Uniform Commercial Code or other applicable state law. Notice to one party is notice to all parties. I agree to sign, deliver, and file any additional documents and certifications you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property.